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                                                                  Exhibit 23.2

                         INDEPENDENT AUDITORS' CONSENT
                         -----------------------------

The Board of Directors
Pearle, Inc.:

We consent to the use of our report incorporated herein by reference.



                              /s/ KPMG PEAT MARWICK LLP

Dallas, Texas
November 18, 1997